DTE Energy: Well-Positioned for Long-Term Growth Investor Visit February 6, 2006

Safe Harbor Statement This discussion document is based on material previously presented 11/8/05, and furnished in a public disclosure. The information contained herein is as of the date of this presentation. DTE Energy expressly disclaims any current intention to update any forward-looking statements contained in this document as a result of new information or future events or developments. Words such as "anticipate," "believe," "expect," "projected" and "goals" signify forward-looking statements. Forward-looking statements are not guarantees of future results and conditions but rather are subject to various assumptions, risks and uncertainties. This presentation contains forward-looking statements about DTE Energy's financial results and estimates of future prospects, and actual results may differ materially. Factors that may impact forward-looking statements include, but are not limited to: the effects of weather and other natural phenomena on operations and sales to customers, and purchases from suppliers; economic climate and population growth or decline in the geographic areas where we do business; environmental issues, laws and regulations, and the cost of remediation and compliance associated therewith; nuclear regulations and operations associated with nuclear facilities; changes in the price of oil and its impact on the value of Section 29 tax credits, and the ability to utilize and/or sell interests in facilities producing such credits; implementation of electric and gas Customer Choice programs; impact of electric and gas utility restructuring in Michigan, including legislative amendments; employee relations and the impact of collective bargaining agreements; unplanned outages; access to capital markets and capital market conditions and the results of other financing efforts which can be affected by credit agency ratings; the timing and extent of changes in interest rates; the level of borrowings; changes in the cost and availability of coal and other raw materials, purchased power and natural gas; effects of competition; impact of regulation by FERC, MPSC, NRC and other applicable governmental proceedings or regulations; contributions to earnings by non-utility subsidiaries; changes in federal, state and local tax laws and their interpretations, including the Internal Revenue Code, regulations, rulings, court proceedings and audits; the ability to recover costs through rate increases; the availability, cost, coverage and terms of insurance; the cost of protecting assets against damage due to terrorism; changes in accounting standards and financial reporting regulations; changes in federal or state laws and their interpretation with respect to regulation, energy policy and other business issues; and changes in the economic and financial viability of our suppliers, customers and trading counterparties, and the continued ability of such parties to perform their obligations to the Company. This presentation should also be read in conjunction with the "Forward-Looking Statements" section in each of DTE Energy's, MichCon's and Detroit Edison's 2004 Form 10-K (which sections are incorporated herein by reference), and in conjunction with other SEC reports filed by DTE Energy, MichCon and Detroit Edison.

DTE Energy Is Well-Positioned for Long-Term Growth Detroit Edison MichCon Power and Industrial Projects Unconventional Gas Production Fuel Transportation and Marketing Utility growth Regulatory stability Investments in utilities Drive for low costs, high customer satisfaction Non-utility growth Progress update on our drive for scale in three business segments Future opportunities

Detroit Edison and MichCon Have Opportunities for Long-Term Growth Constructive Regulatory Environment Utility Accelerated Long-Term Earnings Growth Investment Opportunities Cost Reductions

We Expect a Constructive Regulatory Environment in 2006 Regulatory Initiatives Progress Rate increases to deal with 10+ years of inflation Detroit Edison $374M increase phased in Nov. 2004 to Jan. 2006 MichCon $60M increase effective April 2005 Full cost recovery for natural gas, fuel supply, purchased power and transmission Detroit Edison Power Supply Cost Recovery mechanism MichCon Gas Cost Recovery mechanism Cost tracking mechanisms for significant cost components MichCon uncollectible expense tracker Detroit Edison pension expense tracker Detroit Edison retiree health care tracker in progress - expected resolution in Q1 Align electric rates with cost to serve, unbundle rates into generation and distribution components Electric rate restructuring case resolved constructively and on time - Final order received Dec. 2005 - Expect unbundled rates to make Detroit Edison competitive for commercial and industrial customers

Base Electric Environmental Gas System Expansion / Safety Total bars 0 700 1450 0 other 700 750 250 1700 Base investments to improve power plant availability and electric and gas distribution system reliability Investments to reduce emissions from Detroit Edison's coal-fired power plants Investments in pipeline integrity and expansion of MichCon's system in Western Michigan Possible investment in new base-load generation plant We See Opportunities for Significant Investment in Both Utilities Potential utility asset base growth 2005-2010 Not including new base-load generation ($ millions) ~$1,600-1,800 Base Utility Environ- mental Gas System Expansion / Safety Total ~$700-800 ~$250 ~$650-750

Environmental Capital Expenditures Expected to Total ~$750M from 2005-2010 Potential Environmental Capital Expenditures ($ millions) SCR project, Monroe Power Plant 2005 2006 2007 2008-2010 2009 2010 80 200 200 200 70 30 actual #s 84 218 226 129 70 31 ~$80 ~$200-250 ~$200-250 ~$200-250

MichCon Plans New Investments for System Expansion and Safety Potential Investment in Gas System Expansion and Pipeline Integrity* ($ millions) 2005 2006 2007 2008-2010 2009 2010 20 30 100 100 40 40 actual #s 18 38 93 32 36 45 Western Michigan system expansion Federally mandated pipeline inspection and repair program ~$20 ~$30 ~$100 ~$100 * New investments in addition to normal maintenance capital

Investment in New Base-Load Power Plant a Real Possibility Michigan needs new baseload generation "...we recommend [building] one or two...coal generating plants...with the first becoming operational about 2011..." The right regulatory structure is needed to encourage new construction "...Staff recommends adoption of a...ratemaking model [that] recognizes the public benefit that all customers receive from a new baseload plant." * MPSC Capacity Need Forum Final Report dated 1/3/06: http://efile.mpsc.cis.state.mi.us/efile/docs/14231/0008.pdf Conclusions of final MPSC report on future capacity needs*:

DTE's Performance Excellence Process Mitigate inflation Offset higher commodity prices Reduced need for future rate increases Help fund improved reliability and customer service Help to fund large scale utility investment program We Are Focused on Achieving Low Costs and High Customer Satisfaction

Performance Excellence Process Is Underway Ease future rate pressure on customers Create headroom for utility investments Broad cost reduction, productivity improvement effort All areas of Detroit Edison, MichCon, Corporate Center to be addressed Targeting first quartile cost/performance/customer satisfaction in all areas Performance Excellence Process

Putting It All Together: Utilities Have Good Long-Term Growth Potential 5% annual utility earnings growth potential through 2010 Constructive regulatory environment Potential asset base growth of $1.6-$1.8B by 2010 Broad cost reduction, performance improvement program

DTE Energy Is Well-Positioned for Long-Term Growth Detroit Edison MichCon Power and Industrial Projects Unconventional Gas Production Fuel Transportation and Marketing Utility growth Regulatory stability Investments in utilities Drive for low costs, high customer satisfaction Non-utility growth Progress update on our drive to achieve significant scale in three business segments Future opportunities

Near-Term Focus for DTE Energy's Non-Utility Businesses Continue to apply value-focused approach to invest strong near- term cash flows... ....into three core segments capable of achieving near-term income of $50-100M... ....producing a scale / focus that increases visibility and improves valuation Disciplined Investment Increased Scale Improved Visibility

The Power and Industrial Segment Provides Private Utility Services Creates value by providing reliable and efficient operations and optimized fuel inputs Manages risk through contract structuring Long-term contracts Fuel cost pass through Non-recourse debt Currently own and operate 25 sites in the automotive, steel, pulp & paper and airport sectors DTE POWER AND INDUSTRIAL COAL FUEL SUPPLY WASTE-WATER TREATMENT CHILLED WATER COMPRESSED AIR paper autos PRICE RISK MANAGEMENT steel power POWER GENERATION steam Customer Landfill BIOMASS Wood

Five site, $35-40M transaction with DQE ~$25M multi-site acquisition ~$20M biomass acquisition Expected average ROIC of 14%, incremental 2006 net income of $8-10M Building Scale in the Power and Industrial Segment We captured significant near-term growth opportunities via acquisitions

2005E 2006 2007 2008 45 37 42 47 3 9 24 36 Net Income Potential ($ millions) $80 $45 $65 $48 Growth Existing Project Investments Expected to Provide Attractive Returns Additional high probability near- term opportunities: ~$40M industrial project (1Q2006) ~$20M multi-site expansion with existing customer (1Q2006) Industrial power plant restart Expected growth expenditures of $450-500M from 2005-2008 Incremental net income of ~$35- 40M from new projects Targeting 10-15% ROIC

Most active operator in the play 15 year track record 290,000 acres leased 325 Bcf proved reserves 1,950 wells producing 60 MMcfd Antrim Shale 75,000 acres - recently acquired 18,000 acres Among 10 largest acreage positions in the play ~60 producing wells 20 square miles of 3D seismic data Barnett Shale DTE Has Developed a Meaningful Unconventional Gas Position

Antrim Shale: Our Approach Going Forward and Recent Examples Active Leasing and Drilling Program Remarket Existing Production Apply New Technologies DTE Energy's Antrim Shale Operations Continue to build base of undeveloped acreage Currently at 80,000 acres Added ~19,000 acres over last 12 months - new acreage could add 500 well sites and 120 Bcf of reserves Drilled 115 wells in 2005, plan to drill 130 in 2006 30% of legacy $3 hedges roll off by 2008 Creates opportunity to remarket existing production at higher market prices Successfully drilled horizontal wells to access remote areas We expect net income from Antrim to grow by 50% and reach $15M in 2006 - and to triple to $30M by 2008 IOSCO OSEMAW ROSCOMMON MISSAUKEE WEXFORD MANISTEE BENZIE GRAND TRAVERSE KALKASKA CRAWFORD OSCODA ALCONA ANTRIM OTSEGO MONT- MORENCY ALPENA PRESQUE ISLE CHEYBOYGAN CHARLEVOIX EMMET Area of detail

5 rigs operating by YE 2006 Plan to drill 55 wells in 2006, primarily in proven areas Additional testing of unproven acreage Prove out existing acreage and prudently add to position Seek out small, directly negotiated acquisitions DTE Energy's Barnett Shale Operations Dallas/Fort Worth Area August 2005 acquisition 18,000 acres with 40 producing wells Initial results meeting our expectations Additional acreage acquisitions possible in 2006 Two test wells, numerous offset wells Barnett Shale: Our Approach Going Forward and Recent Examples

Unconventional Gas Investments Expected to Provide Attractive Returns 2005E 2006 2007 2008 Antrim 10 15 21 31 Barnett 0 13 37 48 Unconventional Gas Net Income Potential ($ millions) $70-80 Barnett Antrim $25-30 $50-60 $10 Expected growth expenditures of $400M from 2005-2008 Earnings expected to triple in 2006, double again in 2007 Incremental net income of ~$60-70M over next 3 years Targeting 15-20% ROIC

Michigan/ Dawn storage hub Fuel Transportation and Marketing Segment Includes Storage and Pipelines Northeast natural gas market is supply-constrained Key future gas supplies to this market will move on pipelines through/near Michigan Nation's most economically expandable storage is concentrated in Michigan DTE has assets well-positioned to take advantage Operate 74 Bcf non-utility storage, expandable to 150 Bcf Operate 1.0 Bcfd Vector pipeline, expandable to 1.5 Bcfd Traditional pipeline paths to Northeast LNG Expandable pipelines / paths Traditional pipeline paths unable to expand economically New Rockies gas supply New W. Canada and Arctic gas Constrained Northeast market Potential LNG supplies LNG on under- utilized pipelines

Attractive Gas Pipeline and Storage Projects Will Build Scale Vector Pipeline Chicago MichCon Transmission Millennium Pipeline Dawn Hub Dawn Ramapo Market coverage DTE Storage DTE Storage Development Opportunities DTE Pipeline DTE Pipeline Development Opportunities 3rd Party Pipeline Corning Expand storage in Michigan to serve Northeast demand growth ~$45M expansion of existing field in mid-2006 Opportunities to develop new storage in 2007; potential investment of ~$25M Expand pipeline capacity from west to east ~$25M expansion of Vector pipeline in 2007 ~$50M investment in new Millennium pipeline in 2007

Gas Pipeline and Storage Investments Expected to Provide Attractive Returns 2005E 2006 2007 2008 Existing 22 23 28 33 Growth 0 0 12 20 Gas Pipeline and Storage Net Income Potential ($ millions) $30-35 $20-25 $25-30 $20-25 Expected growth expenditures of $150-200 from 2005-2008 Incremental net income of ~$10M Targeting 10-20% ROIC

DTE Energy Is an Attractive Investment Potential for 5% annual growth in utility earnings between 2005 - 2010 $1.6-1.8B expansion of asset base Broad cost reduction, performance improvement effort Improved, constructive regulatory environment Significant progress on non-utility growth strategy in recent months Power and Industrial: closed several acquisitions, have additional near-term opportunities Unconventional Gas: closed Barnett acquisition, drilling program proceeding well Fuel Transportation and Marketing: pursuing gas pipeline and storage expansion opportunities Solid balance sheet and improving credit metrics are fundamental to our strategy Sustainable dividend with an attractive yield